                    METLIFE INSURANCE COMPANY OF CONNECTICUT

                METLIFE OF CT FUND UL FOR VARIABLE LIFE INSURANCE

                                   VINTAGELIFE

                        Supplement dated December 4, 2009
              To the Prospectus dated May 2, 2005 (as supplemented)

            MetLife Insurance Company of Connecticut (the "Company") has filed an application with the Securities and Exchange Commission ("SEC") requesting an order to allow the Company to remove a variable investment option ("Existing Fund") and substitute a new option ("Replacement Fund") as shown below. The Replacement Fund is a portfolio of Metropolitan Series Fund, Inc. To the extent that a Replacement Fund is not currently available as an investment option under your Policy, such Replacement Fund will be added as an investment option on or before the date of the substitution. Please retain this supplement and keep it with the prospectus.

            To the extent required by law, approval of the proposed substitution is being obtained from the state insurance regulators in certain jurisdictions.

            The Company believes that the proposed substitution is in the best interest of Policy holders. The Replacement Fund will have at least similar investment objectives and policies as the Existing Fund. The Company will bear all expenses related to the substitution, and they will have no tax consequences for you. The Company anticipates that, if such order is granted, the proposed substitution will occur on or about April 30, 2010.

            The proposed substitution and advisers and/or sub-advisers for the VintageLife Policies are:

EXISTING FUND AND CURRENT ADVISER (WITH CURRENT SUB-
ADVISER AS NOTED)                                                     REPLACEMENT FUND AND SUB-ADVISER
Legg Mason Western Asset Variable Money Market Portfolio*             BlackRock Money Market Portfolio (Class A)
Legg Mason Partners Fund Advisor, LLC                          ->     BlackRock Advisors, LLC
(Western Asset Management Company)

*     Formerly known as Legg Mason Partners Variable Money Market Portfolio.

Please note that:

      - No action is required on your part at this time. You will not need to file a new election or take any immediate action if the SEC approves the substitution.

      - The elections you have on file for allocating your cash value, premium payments and deductions will be redirected to the Replacement Fund unless you change your elections and transfer your funds before the substitution takes place.

      - You may transfer amounts in your Policy among the variable investment options and the fixed option as usual. The substitution itself will not be treated as a transfer for purposes of the transfer provisions of your Policy, subject to the Company's restrictions on transfers to prevent or limit "market timing" activities by Policy owners or agents of Policy owners.

      - If you make one transfer from the above Existing Fund into one or more other subaccounts before the substitution, or from the Replacement Fund after the substitution, any transfer charge that might otherwise be imposed will be waived from the date of this Notice through the date that is 30 days after the substitution.

      - On the effective date of the substitution, your cash value in the variable investment option will be the same as before the substitution. However, the number of units you receive in the Replacement Fund will be different from the number of units in your Existing Fund, due to the difference in unit values.

      -     There will be no tax consequences to you.

            In connection with the substitution, we will send you a prospectus for Metropolitan Series Fund, Inc. as well as notice of the actual date of the substitution and confirmation of transfer(s).

            Please contact your registered representative if you have any questions.

     THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

1300 Hall Boulevard
Bloomfield, CT 06002-2910